                                                                     EXHIBIT 24
                                                                     BA - VA 10K

            THE CHESAPEAKE AND POTOMAC TELEPHONE COMPANY OF VIRGINIA
                               POWER OF ATTORNEY
                                      10-K

     WHEREAS BELL ATLANTIC - VIRGINIA, INC., a Virginia corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Warner F. Brundage, Jr., Robert W. Woltz, Jr., and O. Riley Young, Jr. and each of them, as attorneys for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such report, hereby granting said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on the 24th day of March, 1994.


\s\ William R. Battle                       \s\ Paula P. Brownlee
- ---------------------                       ---------------------
William R. Battle                           Paula P. Brownlee
Director                                    Director


\s\ Warner F. Brundage, Jr.                 \s\ John T. Losier
- ---------------------------                 ------------------
Warner F. Brundage, Jr.                     John T. Losier
Director, Vice President                    Director


\s\ C. Coleman McGehee                      \s\ Josiah P. Rowe, III
- ----------------------                      -----------------------
C. Coleman McGehee                          Josiah P. Rowe, III
Director                                    Director


\s\ Dwight C. Schar                         \s\ Hubert R. Stallard
- -------------------                         ----------------------
Dwight C. Schar                             Hubert R. Stallard
Director                                    Director, President and CEO


\s\ Harrison B. Wilson
- ----------------------
Harrison B. Wilson
Director

                         BELL ATLANTIC - VIRGINIA, INC.



STATE OF VIRGINIA
CITY OF RICHMOND


                                             SS:  ###-##-####



     I HEREBY CERTIFY that on the 24th day of March, 1994, before me the subscriber, a Notary Public of the State of Virginia, personally appeared William R. Battle, Paula P. Brownlee, Warner F. Brundage, Jr., John T. Losier,
C. Coleman McGehee, Josiah P. Rowe, III, Dwight C. Schar, Hubert R. Stallard, and Harrison B. Wilson known to me to be the persons described in and who executed the foregoing instrument, and they severally duly acknowledged to me that each of them executed the same for purposes therein expressed.

     WITNESS my hand and notarial seal this 24th day of March, 1994.



                                             \s\ Notary Public
                                             -----------------

                                             My commission expires:
                                             October 31, 1996

                               POWER OF ATTORNEY

     WHEREAS BELL ATLANTIC - VIRGINIA, INC., a Virginia corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1994, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

     WHEREAS, the undersigned is an officer of the Company as stated below;

     NOW THEREFORE, the undersigned hereby constitutes and appoints Warner F. Brundage, Jr. and Robert W. Woltz, Jr. and each of them, as attorneys for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such report, hereby granting to said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on the 24th day of March, 1994.


                                   \s\ O. Riley Young, Jr.
                                   -----------------------
                                   O. Riley Young, Jr.
                                   Controller


STATE OF VIRGINIA
CITY OF RICHMOND

                                   SS:  ###-##-####

     I HEREBY CERTIFY that on the 24th day of March, 1994, before me the subscriber, a Notary Public of the State of Virginia, personally appeared O. Riley Young, Jr. known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed the same for purposes therein expressed.

     WITNESS my hand and notarial seal this 24th day of March, 1994.


                                   \s\ Notary Public
                                   -----------------
                                   Notary Public

                                   My commission expires:
                                   October 31, 1996